CUSIP No. 98887Q104	SCHEDULE 13G	Page 1 of 1 Page

EXHIBIT 1

AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree that the Schedule 13G relating to the common stock of Zai Lab Limited., and any further amendments thereto, to which this Agreement as to Joint Filing of Schedule 13G is attached as an exhibit is filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: February 14, 2018

Sequoia Capital CV IV Holdco, Ltd.

By:	Sequoia Capital China Venture Fund IV, L.P.
its Sole Member

By:	SC China Venture IV Management, L.P.
its General Partner

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

Sequoia Capital China Venture Fund IV, L.P.

By:	SC China Venture IV Management, L.P.
its General Partner

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

SC China Venture IV Management, L.P.

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

SCC Growth I Holdco A, Ltd.

By:	Sequoia Capital China Growth Fund I, LP
its Sole Member

By:	Sequoia Capital China Growth Fund Management I, L.P.
its General Partner

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

Sequoia Capital China Growth Fund I, LP

By:	Sequoia Capital China Growth Fund Management I, L.P.
its General Partner

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

Sequoia Capital China Growth Fund Management I, L.P.

By:	SC China Holding Limited
its General Partner

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

SC China Holding Limited

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

SNP China Enterprises Limited

By:	/s/ Neil Nanpeng Shen Neil Nanpeng Shen, Authorized Signatory

Neil Nanpeng Shen

By:	/s/ Neil Nanpeng Shen
Neil Nanpeng Shen